SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K



                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934





DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 10, 1998
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               AMERICA FIRST MORTGAGE INVESTMENTS, INC.
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        (Exact Name of Registrant as Specified in its Charter)


                               MARYLAND
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            (State or Other Jurisdiction of Incorporation)


                1-13991                                13-3974868
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                (Commission                            (IRS Employer
                File Number)                           Identification No.)



     399 PARK AVENUE, 36TH FLOOR, NEW YORK, NEW YORK   10022
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     (Address of Principal Executive Offices)          (Zip Code)



Registrant's Telephone Number, Including Area Code (212) 935-8760
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ITEM 2:  ACQUISITION OR DISPOSITION OF ASSETS
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     (a)   On  April  10,  1998,  America  First  Mortgage Investments, Inc., a
Maryland corporation (the "Company"), consummated a combination transaction (the "Merger") with America First Participating/Preferred Equity Mortgage Fund Limited Partnership, a Delaware limited partnership ("Prep Fund 1"), America First Prep Fund 2 Limited Partnership, a Delaware limited partnership ("Prep Fund 2"), and America First Prep Fund 2 Pension Series Limited Partnership, a Delaware limited partnership ("Pension Fund," and together with Prep Fund 1 and Prep Fund 2, the "Partnerships"). The Merger was approved by the holders of interests in the Partnerships representing a majority in interest of the out-standing interests in each of such Partnerships.

     In connection with the Merger, (i) Prep Fund 1 and Prep Fund 2 merged with and into the Company, (ii) Pension Fund merged with AF Merger, L.P., a Delaware limited partnership subsidiary of the Company, and survived the merger becoming a subsidiary of the Company, (iii) all of the outstanding Exchangeable Units representing assigned limited partnership interests in Prep Fund 1 ("Prep Fund 1 Units") were converted (at the rate of 1.00 share for each Prep Fund 1 Unit) into an aggregate of 5,775,797 shares of common stock, par value $.01 per share (the "Common Stock"), of the Company, (iv) all of the outstanding Beneficial Unit Certificates representing assigned limited partnership interests in Prep Fund 2 ("Prep Fund 2 BUCs") were converted (at the rate of approximately 1.26 shares for each Prep Fund 2 BUC) into an aggregate of 2,012,269 shares of Common Stock and (v) 1,160,821 of the 1,183,373 outstanding Beneficial Unit Certificates representing assigned limited partnership interests in Pension Fund ("Pension BUCs") were converted (at the rate of approximately 1.31 shares for each Pension BUC) into an aggregate of 1,153,552 shares of Common Stock. In addition to the foregoing, holders of 22,552 Pension BUCs elected to continue their current investment in Pension Fund by remaining as investors in Pension Fund through the retention of the same security that was originally issued to, or subsequently acquired by, such holders (the "Retention Option").

     Pursuant to the terms of the Merger, the Company will also make a one-time cash payment of $1.06 per share (the "Cash Merger Payment"), which will be paid in four equal quarterly payments during the first year following the Merger, to stockholders entitled to receive distributions; provided, however, any distributions paid to stockholders by the Company out of earnings during this first year will have the effect of reducing the amount of the Cash Merger Payment so that the amount paid to stockholders will still be, in the aggregate, equal to $1.06 per share.

     As a result of the Merger, the Company has become the direct and indirect owner, subject to liabilities, of five fixed-rate mortgage-backed securities collateralized by first mortgage loans on multifamily properties which are guaranteed by the Government National Mortgage Association ("Ginnie Mae"), fixed-rate mortgage-backed securities collateralized by pools of single-family mortgages which are guaranteed by Ginnie Mae or the Federal National Mortgage Association, eight preferred real estate participations representing limited partnership interests in partnerships that own the multifamily properties collateralizing such mortgage-backed securities, all of the equity interest in one limited partnership owning a multifamily property and one participating first mortgage loan on a multifamily property (collectively, the "Assets").

     The shares of Common Stock issued in the Merger were allocated among the Partnerships in proportion to their respective net asset values, which were intended to represent fairly the relative value of the Assets held by the Partnerships. Based on Prep Fund 1's net asset value of $53,169,546, Prep Fund 2's net asset value of $18,533,307 and Pension Fund's net asset value of $10,896,068, an aggregate of 5,775,797 shares of Common Stock had been allocated in the Merger to Prep Fund 1, 2,012,336 shares of Common Stock had been allocated in the Merger to Prep Fund 2 and a maximum of 1,183,373 shares of Common Stock had been allocated in the Merger to Pension Fund. The number of shares of Common Stock issued in the Merger to each holder of interests in the Partnerships was rounded to the nearest whole share and, in lieu of issuing fractional shares, the Company made cash payments to such holders equal in amount to the fair market value of such fractional shares. In addition, to the extent that holders of Pension BUCs elected the Retention Option in lieu of receiving shares of Common Stock in the Merger, the aggregate number of shares of Common Stock issued to Pension Fund in the Merger was reduced by the number of shares of Common Stock that would have been issued in exchange for such retained Pension BUCs. In connection with the organization of the Company and pursuant to the merger agreement among the parties, the general partners of the Partnerships (the "General Partners") were issued 90,621 shares of Common Stock and were not issued any additional shares as a result of the Merger.


       Stewart Zimmerman, President and Chief Executive Officer of the Company, William S. Gorin, Executive Vice President of the Company, and Ronald A. Freydberg, Senior Vice President of the Company, were, until the consummation of the Merger, employed by America First Companies, L.L.C., the entity which controlled the General Partners ("America First"). Michael B. Yanney, the Chairman of the Board of Directors of the Company, is currently Chairman of the
Board  of  Directors  and  Chief  Executive  Officer of  America  First.   Gary
Thompson, Chief Financial Officer of the Company, is currently a Vice President of America First. George Krauss, a director of the Company, is currently a
director  of  America  First.   All  of the foregoing individuals are currently
employed by, or affiliated with, America First Mortgage Advisory Corporation, a corporation which is majority-owned by America First and manages the day-to-day activities of, and provides other related services to, the Company.

     (b) The multifamily property which is indirectly wholly-owned by the Company through its ownership of all of the equity interest in the one limited partnership owning such property is Morrowood Townhouses in Morrow, Georgia. The Company intends to continue to have the property operate as a multifamily residence.


ITEM 7:  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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     (a)   FINANCIAL STATEMENTS:

           Audited Financial Statements of Prep Fund 1 as of December 31, 1997 and 1996 and for the years ended December 31, 1997, 1996 and 1995 are incorporated by reference herein from Prep Fund 1's Annual Report on Form 10-K for the year ended December 31, 1997 (File No. 0-15854)).

           Audited Financial Statements of Prep Fund 2 as of December 31, 1997 and 1996 and for the years ended December 31, 1997, 1996 and 1995 are incorporated by reference herein from Prep Fund 2's Annual Report on Form 10-K for the year ended December 31, 1997 (File No. 1-10022)).

           Audited Financial Statements of Pension Fund as of December 31, 1997 and 1996 and for the years ended December 31, 1997, 1996 and 1995 are incorporated by reference herein from Pension Fund's Annual Report on Form 10-K for the year ended December 31, 1997 (File No. 0-17582)).

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     (b)   PRO FORMA FINANCIAL INFORMATION:

           As of the date of this report, it is impracticable for the Company to file the required pro forma financial information with respect to the Merger. Accordingly, such required pro forma financial information will be filed as soon as it is available, but in no event later than 60 days after the date on which this report must be filed.

     (c)   EXHIBITS:

            3.1 Amended and Restated Articles of Incorporation of the Company
            3.2 Amended and Restated Bylaws of the Company
           10.1 Advisory Agreement, dated April 9, 1998, by and between the Company and the Advisor
           10.2 1997 Stock Option Plan of the Company




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                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 23, 1998      AMERICA FIRST MORTGAGE INVESTMENTS, INC.




                           By: /s/STEWART ZIMMERMAN
                               ________________________________________________
                                Stewart Zimmerman
                                President and Chief Executive Officer